UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2024

Date of reporting period: March 31, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2024

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered: • Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2024

On the following pages, you will find the 2024 semi-annual report for the Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2024, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

At the time of our last update November 15, 2023, the economy and the markets were in the midst of a strong run. Today, six months later, that strength has only continued.

The economy continues to surprise to the upside, with Wall Street economists raising their estimates of US GDP for 2024 and now expecting year-over-year growth of 2.2%. That’s also translated to stocks—global equities are up almost 20% over the past six months, led by US large cap stocks, which have risen almost 24%.

The only downside to that economic strength is that inflation too has remained elevated, despite hopes that it would have subsided more in recent months. This has raised the prospect that it will take longer before the Federal Reserve is comfortable cutting interest rates. We’d argue that while that is a problem, we’d rather see it coming from the economy being too robust rather than due to the troublesome supply chain issues that emerged after COVID. Further adding to the economy’s strength, global manufacturing, which appeared to be in a recession for over a year, finally seems to be reawakening, providing another leg for the overall economy to stand on as we move forward.

Outside of stocks, returns have been more muted. Bonds have had ups and downs, with the 10-year Treasury falling almost half a percentage point since our last update. Yet that hasn’t been all in one direction—it fell by around twice that amount in late 2023 before giving half of that back so far this year. Yet, with higher starting interest rates and a tailwind from falling yields, bonds have had healthy returns in the mid single digits over the past six months.

Our portfolio managers continue to adapt to changes in the economy—from technological trends like AI to geopolitical issues such as the wars in Ukraine and the Middle East and this year’s elections in the US and around the world. We’re regularly monitoring the strength of the economy overall and the relative attractiveness of different sectors. Through that research, we constantly make small adjustments to portfolios to make sure they’re positioned properly.

Thank you for your continued confidence in our approach and for allowing us to be the stewards of your capital.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Onur Erzan

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

(Portfolio Manager Commentary continued on next page)

2024 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by any nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed-or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortage-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolio has become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolio does not control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the US Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in

(Disclosures and Risks continued on next page)

2024 Semi-Annual Report	3

Disclosures and Risks (continued)

its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve and other central banks, including increase or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty (the party on the other side of the transaction), derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down.

(Disclosures and Risks continued on next page)

2024 Semi-Annual Report	5

Disclosures and Risks (continued)

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically changing interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling could: increase the risk that the US government may default on payments on certain US government securities; cause the credit rating of the US government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of US Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. The United States government has in the recent past acted to prohibit US persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the US and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other

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6	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine and the conflict in Israel, Gaza and surrounding areas, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s invasion of Ukraine commencing in February of 2022, the United States, the European Union and other countries instituted numerous sanctions against Russia and Belarus and certain companies and individuals. Russia in turn has taken a large number of retaliatory actions, some of which effectively froze Russian securities held by U.S. investors (including U.S. funds such as the Portfolio) and investors in other countries viewed as “unfriendly” by Russia, including securities represented by depositary receipts, effectively precluding the Portfolio from buying, selling, receiving or delivering those securities or accessing income received on such securities. Since then, Russian securities held by investors in the U.S. and other jurisdictions viewed as “unfriendly” by Russia have lost all, or nearly all, of their market value, and many other issuers, securities and markets have been adversely affected. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objective, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2024 Semi-Annual Report	7

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2024	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	6.38%	2.11%	0.40%	1.76%	3.62%	5/17/2002
Bloomberg US Aggregate Bond Index	5.99%	1.70%	0.36%	1.54%	3.42%
Lipper Core Bond Funds Average	6.26%	2.26%	0.50%	1.46%	—

[1]	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.54%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the total annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 28, 2025, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Intermediate Duration Institutional

Growth of a $3,000,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $3,000,000 minimum investment as compared with the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended March 31, 2024.

Portfolio Summary—March 31, 2024 (Unaudited)

Intermediate Duration Institutional

Security Type Breakdown[1]

1	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks, Emerging Markets—Sovereigns and Governments—Sovereign Bonds.

See Disclosures, Risks and Note About Historical Performance on pages 3–7.

8	Sanford C. Bernstein Fund II, Inc.

Expense Example—March 31, 2024 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2023	ENDING ACCOUNT VALUE MARCH 31, 2024	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,063.80	$2.32	0.45%
Hypothetical**	$1,000	$1,022.75	$2.28	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2024 Semi-Annual Report	9

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2024 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–38.9%
United States–38.9%
U.S. Treasury Bonds
1.25%, 05/15/2050(a)	U.S.$	5,326	$2,729,780
1.875%, 02/15/2051		876	529,126
2.00%, 08/15/2051		9,349	5,803,932
2.25%, 08/15/2046		2,377	1,628,919
2.25%, 08/15/2049		15,570	10,402,706
2.25%, 02/15/2052		1,672	1,101,755
2.375%, 11/15/2049		4,905	3,365,290
2.50%, 02/15/2046		932	674,681
2.50%, 05/15/2046		5,327	3,847,165
2.875%, 08/15/2045		51	40,060
2.875%, 11/15/2046		387	298,595
2.875%, 05/15/2052		2,950	2,236,393
3.00%, 11/15/2044		200	160,134
3.00%, 05/15/2045		129	102,599
3.00%, 11/15/2045		363	288,824
3.00%, 05/15/2047(b)		1,447	1,138,156
3.00%, 02/15/2048		5,490	4,301,072
3.125%, 08/15/2044		50	41,000
3.25%, 05/15/2042		6,192	5,270,685
3.375%, 08/15/2042		6,591	5,701,561
3.375%, 05/15/2044		646	551,584
3.50%, 02/15/2039		8,105	7,451,534
3.625%, 08/15/2043		1,943	1,731,144
3.625%, 02/15/2044		38	33,761
3.625%, 02/15/2053		2,798	2,461,278
3.625%, 05/15/2053		4,008	3,527,852
3.75%, 11/15/2043		295	267,205
3.875%, 02/15/2043		3,999	3,701,921
3.875%, 05/15/2043		999	923,266
4.00%, 11/15/2042		5,931	5,594,224
4.125%, 08/15/2053		3,432	3,304,524
4.25%, 02/15/2054		1,798	1,772,267
4.375%, 02/15/2038		899	917,236
4.375%, 11/15/2039		10,740	10,844,044
4.375%, 08/15/2043		7,123	7,049,445
4.50%, 02/15/2036		1,074	1,117,423
4.50%, 02/15/2044		4,473	4,504,747
4.75%, 02/15/2037		1,525	1,622,219
4.75%, 11/15/2043		7,167	7,446,153
4.75%, 11/15/2053		4,499	4,810,797
U.S. Treasury Notes
2.625%, 02/15/2029(a)		7,284	6,772,123
3.50%, 04/30/2028(a)		8,269	8,025,613
3.75%, 12/31/2028		26,091	25,548,601
3.875%, 11/30/2027		28,133	27,693,422
3.875%, 12/31/2027		7,359	7,243,917
3.875%, 08/15/2033		7,004	6,826,516
4.00%, 02/29/2028(a)		3,062	3,027,932

	Principal Amount (000)		U.S. $ Value
4.00%, 02/15/2034	U.S.$	2,225	$2,190,431
4.125%, 09/30/2027		4,748	4,713,774
4.125%, 10/31/2027		3,016	2,993,578
4.25%, 01/31/2026		8,048	7,986,482
4.25%, 02/28/2029		16,977	17,009,032
4.375%, 10/31/2024		1,355	1,348,312
4.375%, 11/30/2028		6,169	6,205,427
4.50%, 11/15/2033		13,172	13,476,398
4.625%, 09/30/2028		8,685	8,814,767
4.875%, 10/31/2028		15,016	15,401,093
5.00%, 10/31/2025		3,332	3,342,193

Total Governments—Treasuries (cost $313,389,744)			287,914,668

CORPORATES—INVESTMENT GRADE–20.3%

Industrial–10.0%
Basic–0.5%
Freeport Indonesia PT 4.763%, 04/14/2027(c)		324	316,062
Glencore Funding LLC 5.338%, 04/04/2027(c)		1,418	1,417,263
6.50%, 10/06/2033(c)		390	416,227
WRKCo, Inc. 4.00%, 03/15/2028		1,732	1,664,868

			3,814,420

Capital Goods–0.6%
CNH Industrial Capital LLC 3.95%, 05/23/2025		1,191	1,169,669
5.10%, 04/20/2029		424	422,902
Flowserve Corp. 2.80%, 01/15/2032		1,227	1,018,005
Regal Rexnord Corp. 6.05%, 02/15/2026(c)		1,381	1,389,286
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		270	262,238

			4,262,100

Communications—Media–0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049		467	361,869
Discovery Communications LLC 5.20%, 09/20/2047		509	428,196
Meta Platforms, Inc. 4.95%, 05/15/2033		692	700,422
Prosus NV 3.061%, 07/13/2031(c)		224	180,880
3.257%, 01/19/2027(c)		489	451,102
Tencent Holdings Ltd. 3.24%, 06/03/2050(c)		1,022	694,178

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Time Warner Cable LLC 4.50%, 09/15/2042	U.S.$	505	$374,392
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		1,826	1,632,061

			4,823,100

Communications—Telecommunications–0.3%
AT&T, Inc. 4.50%, 05/15/2035		408	380,501
5.40%, 02/15/2034		574	581,405
T-Mobile USA, Inc. 3.875%, 04/15/2030		352	329,958
5.15%, 04/15/2034		943	939,718

			2,231,582

Consumer Cyclical—Automotive–1.2%
Cummins, Inc. 5.15%, 02/20/2034		1,807	1,822,793
Ford Motor Co. 3.25%, 02/12/2032		1,049	873,135
6.10%, 08/19/2032		250	253,165
Ford Motor Credit Co., LLC 2.70%, 08/10/2026		438	408,465
6.125%, 03/08/2034		292	293,504
General Motors Co. 6.125%, 10/01/2025		278	280,410
General Motors Financial Co., Inc. 5.75%, 02/08/2031		1,837	1,856,601
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(c)		1,664	1,555,058
Hyundai Capital America 5.25%, 01/08/2027(c)		443	442,956
5.30%, 03/19/2027(c)		513	513,082
6.10%, 09/21/2028(c)		871	897,792

			9,196,961

Consumer Cyclical—Other–0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029		1,159	1,055,246
Marriott International, Inc./MD 4.90%, 04/15/2029		1,017	1,009,556
5.55%, 10/15/2028		335	342,263
MDC Holdings, Inc. 6.00%, 01/15/2043		968	983,536

			3,390,601

Consumer Cyclical—Restaurants–0.2%
Starbucks Corp. 4.85%, 02/08/2027		1,837	1,833,565

Consumer Cyclical—Retailers–0.3%
Ross Stores, Inc. 4.70%, 04/15/2027		1,925	1,899,475
Tapestry, Inc. 7.70%, 11/27/2030		264	281,677

			2,181,152

	Principal Amount (000)		U.S. $ Value
Consumer Non-Cyclical–1.8%
Altria Group, Inc. 3.40%, 05/06/2030	U.S.$	1,745	$1,586,240
BAT Capital Corp. 2.259%, 03/25/2028		2,084	1,857,157
6.421%, 08/02/2033		591	618,038
7.75%, 10/19/2032		158	178,445
Bayer US Finance LLC 6.125%, 11/21/2026(c)		340	342,938
Cargill, Inc. 5.125%, 10/11/2032(c)		835	838,256
General Mills, Inc. 4.70%, 01/30/2027		496	491,958
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(c)		844	887,035
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,480	1,032,241
Philip Morris International, Inc. 4.875%, 02/13/2026		1,753	1,747,390
5.375%, 02/15/2033		1,688	1,700,002
Pilgrim’s Pride Corp. 6.875%, 05/15/2034		1,317	1,403,856
Tyson Foods, Inc. 5.70%, 03/15/2034		600	607,638

			13,291,194

Energy–1.4%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,384	924,207
Continental Resources, Inc./OK 2.875%, 04/01/2032(c)		1,630	1,330,259
5.75%, 01/15/2031(c)		718	713,800
Ecopetrol SA 8.625%, 01/19/2029		980	1,034,542
EQT Corp. 5.75%, 02/01/2034		739	736,480
Marathon Oil Corp. 6.80%, 03/15/2032		1,800	1,942,488
Oleoducto Central SA 4.00%, 07/14/2027(c)		248	231,337
ONEOK, Inc. 6.05%, 09/01/2033		707	738,073
Ovintiv, Inc. 6.25%, 07/15/2033		327	339,789
6.50%, 02/01/2038		148	153,805
Var Energi ASA 7.50%, 01/15/2028(c)		1,132	1,200,475
8.00%, 11/15/2032(c)		1,108	1,245,137

			10,590,392

Other Industrial–0.1%
LKQ Corp. 6.25%, 06/15/2033		524	545,489

2024 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Services–0.3%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031	U.S.$	1,255	$1,043,080
Booking Holdings, Inc. 4.50%, 11/15/2031	EUR	789	910,670
Expedia Group, Inc. 6.25%, 05/01/2025(c)	U.S.$	49	49,231

			2,002,981

Technology–1.4%
Apple, Inc. 4.10%, 08/08/2062		1,148	973,653
Entegris, Inc. 4.75%, 04/15/2029(c)		1,270	1,218,400
Fiserv, Inc. 3.50%, 07/01/2029		2,539	2,364,291
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	1,241	1,413,762
Infor, Inc. 1.75%, 07/15/2025(c)	U.S.$	649	614,220
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		2,545	2,331,729
Western Digital Corp. 2.85%, 02/01/2029		369	321,476
3.10%, 02/01/2032		1,016	817,342

			10,054,873

Transportation—Airlines–0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)		478	472,793

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		225	207,263
5.875%, 07/05/2034(c)		363	359,676

			566,939

Transportation—Services–0.7%
ENA Master Trust 4.00%, 05/19/2048(c)		380	268,731
ERAC USA Finance LLC 4.60%, 05/01/2028(c)		517	510,486
4.90%, 05/01/2033(c)		1,218	1,192,580
Ryder System, Inc. 5.375%, 03/15/2029		1,458	1,470,495
TTX Co. 5.50%, 09/25/2026(c)		1,677	1,682,736

			5,125,028

			74,383,170

Financial Institutions–9.4%
Banking–7.8%
AIB Group PLC 4.263%, 04/10/2025(c)		530	529,682
7.583%, 10/14/2026(c)		1,682	1,726,304
Ally Financial, Inc. 6.992%, 06/13/2029		976	1,013,147

	Principal Amount (000)		U.S. $ Value
American Express Co. 5.098%, 02/16/2028	U.S.$	1,827	$1,824,789
Banco Bilbao Vizcaya Argentaria SA 5.381%, 03/13/2029		800	807,528
Banco de Credito del Peru SA 3.125%, 07/01/2030(c)		1,447	1,384,146
Banco Santander SA 3.80%, 02/23/2028		200	189,338
4.175%, 03/24/2028		800	771,424
6.921%, 08/08/2033		800	836,584
9.625%, 05/21/2033(d)		800	882,688
Bank of America Corp. 2.687%, 04/22/2032		423	357,570
2.972%, 02/04/2033		2,171	1,841,920
Bank of Ireland Group PLC 5.601%, 03/20/2030(c)		365	364,642
6.253%, 09/16/2026(c)		571	574,489
Barclays PLC 5.674%, 03/12/2028		351	352,211
6.224%, 05/09/2034		740	763,155
BNP Paribas SA 2.591%, 01/20/2028(c)		751	695,899
4.625%, 02/25/2031(c)(d)		388	318,812
5.497%, 05/20/2030(c)		1,133	1,135,005
7.375%, 08/19/2025(c)(d)		385	386,028
BPCE SA 6.508%, 01/18/2035(c)		1,793	1,817,008
CaixaBank SA 6.037%, 06/15/2035(c)		843	849,407
6.684%, 09/13/2027(c)		994	1,015,828
Capital One Financial Corp. 5.468%, 02/01/2029		416	415,247
6.377%, 06/08/2034		1,163	1,207,450
Citigroup, Inc. 2.561%, 05/01/2032		2,612	2,175,822
Series W 4.00%, 12/10/2025(d)		788	755,211
Series Y 4.15%, 11/15/2026(d)		139	128,400
Credit Agricole SA 6.251%, 01/10/2035(c)		1,441	1,467,154
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		958	903,873
3.961%, 11/26/2025		385	379,760
6.119%, 07/14/2026		764	766,972
7.146%, 07/13/2027		323	331,983
Discover Bank Series B 5.974%, 08/09/2028		386	384,495
Goldman Sachs Group, Inc. (The) 2.615%, 04/22/2032		2,019	1,693,396
2.65%, 10/21/2032		142	118,185
Series P 8.437% (CME Term SOFR 3 Month + 3.14%), 05/03/2024(d)(e)		193	193,243
Series V 4.125%, 11/10/2026(d)		764	708,480

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
HSBC Holdings PLC 2.804%, 05/24/2032	U.S.$	581	$486,471
2.848%, 06/04/2031		1,675	1,444,168
8.113%, 11/03/2033		2,081	2,380,331
Intesa Sanpaolo SpA 7.20%, 11/28/2033(c)		919	993,347
JPMorgan Chase & Co. 2.963%, 01/25/2033		2,609	2,228,321
Lloyds Banking Group PLC 5.462%, 01/05/2028		216	216,013
7.953%, 11/15/2033		887	999,809
Mizuho Financial Group, Inc. 5.376%, 05/26/2030		550	552,585
Morgan Stanley 0.406%, 10/29/2027	EUR	796	792,897
Series G 2.239%, 07/21/2032	U.S.$	1,251	1,020,153
Nationwide Building Society 2.972%, 02/16/2028(c)		1,238	1,154,943
Natwest Group PLC 6.475%, 06/01/2034		378	384,449
PNC Financial Services Group, Inc. (The) Series R 8.643% (CME Term SOFR 3 Month + 3.30%), 06/01/2024(d)(e)		280	280,437
Santander Holdings USA, Inc. 6.174%, 01/09/2030		278	280,702
6.499%, 03/09/2029		618	632,597
6.565%, 06/12/2029		14	14,424
7.66%, 11/09/2031		12	13,060
Skandinaviska Enskilda Banken AB 5.125%, 03/05/2027(c)		475	475,665
Societe Generale SA 2.797%, 01/19/2028(c)		1,389	1,282,450
5.519%, 01/19/2028(c)		502	498,888
Standard Chartered PLC 3.971%, 03/30/2026(c)		885	868,919
6.187%, 07/06/2027(c)		407	411,050
7.089% (CME Term SOFR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	381,696
Swedbank AB Series NC5 5.625%, 09/17/2024(c)(d)		600	597,144
UBS Group AG 3.091%, 05/14/2032(c)		1,265	1,074,832
4.194%, 04/01/2031(c)		549	510,125
6.373%, 07/15/2026(c)		1,346	1,355,853
7.00%, 02/19/2025(c)(d)		200	199,794
9.25%, 11/13/2028(c)(d)		316	342,102
9.25%, 11/13/2033(c)(d)		253	285,232
UniCredit SpA 2.569%, 09/22/2026(c)		459	437,441
Wells Fargo & Co. 3.35%, 03/02/2033		2,456	2,129,524
5.499%, 01/23/2035		192	192,374

	Principal Amount (000)		U.S. $ Value
7.625%, 09/15/2028(d)	U.S.$	48	$51,274
Series BB 3.90%, 03/15/2026(d)		635	603,777

			57,640,122

Brokerage–0.2%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(d)		1,949	1,822,939

Finance–0.5%
Aircastle Ltd. 4.125%, 05/01/2024		359	358,386
5.95%, 02/15/2029(c)		310	310,220
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		1,131	1,055,517
1.95%, 09/20/2026(c)		390	356,312
3.50%, 11/01/2027(c)		318	295,991
4.125%, 08/01/2025(c)		10	9,743
4.875%, 10/01/2025(c)		350	343,578
5.50%, 12/15/2024(c)		680	676,811
6.375%, 07/15/2030(c)		389	400,623

			3,807,181

Insurance–0.4%
Humana, Inc. 5.375%, 04/15/2031		511	511,480
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(c)		11	7,430
MetLife Capital Trust IV 7.875%, 12/15/2037(c)		970	1,040,160
MetLife, Inc. 10.75%, 08/01/2039		25	34,026
Prudential Financial, Inc. 5.375%, 05/15/2045		139	137,514
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(c)		600	582,996
Swiss Re Subordinated Finance PLC 5.69%, 04/05/2035(c)		600	599,353

			2,912,959

REITs–0.5%
American Tower Corp. 3.65%, 03/15/2027		466	446,861
5.20%, 02/15/2029		626	626,119
5.25%, 07/15/2028		462	462,199
Crown Castle, Inc. 5.60%, 06/01/2029		380	384,936
5.80%, 03/01/2034		403	412,571
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		1,036	872,882
4.00%, 01/15/2031		364	324,994

			3,530,562

			69,713,763

2024 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Utility–0.9%
Electric–0.8%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)	U.S.$	478		$415,604
Alexander Funding Trust II 7.467%, 07/31/2028(c)		406		429,268
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		920		664,074
Electricite de France SA 9.125%, 03/15/2033(c)(d)		366		403,863
Engie Energia Chile SA 3.40%, 01/28/2030(c)		981		852,244
Niagara Mohawk Power Corp. 5.29%, 01/17/2034(c)		652		641,425
NRG Energy, Inc. 4.45%, 06/15/2029(c)		82		77,606
7.00%, 03/15/2033(c)		1,304		1,391,590
Pacific Gas and Electric Co. 5.55%, 05/15/2029		340		342,975
Vistra Operations Co., LLC 6.95%, 10/15/2033(c)		726		774,627

				5,993,276

Other Utility–0.1%
American Water Capital Corp. 2.30%, 06/01/2031		438		364,727

				6,358,003

Total Corporates—Investment Grade (cost $154,903,140)				150,454,936

MORTGAGE PASS-THROUGHS–19.1%
Agency Fixed Rate 30-Year–18.7%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049		403		366,493
3.50%, 11/01/2049		542		493,257
Series 2020 3.50%, 01/01/2050		1,226		1,118,007
Series 2022 2.00%, 03/01/2052		5,891		4,703,550
2.50%, 04/01/2052		6,925		5,786,467
3.00%, 03/01/2052		3,798		3,305,705
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		15		15,606
Series 2007 5.50%, 07/01/2035		106		107,853
Series 2016 4.00%, 02/01/2046		907		868,983
Series 2017 4.00%, 07/01/2044		588		562,243
Series 2018 4.50%, 03/01/2048	U.S.$	317		$307,754
4.50%, 10/01/2048		564		547,729
4.50%, 11/01/2048		834		809,168
5.00%, 11/01/2048		330		328,559
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033		90		91,521
5.50%, 07/01/2033		169		171,753
Series 2004 5.50%, 02/01/2034		2		1,857
5.50%, 04/01/2034		42		42,893
5.50%, 05/01/2034		35		35,394
5.50%, 11/01/2034		161		164,959
Series 2005 5.50%, 02/01/2035		251		256,581
Series 2006 5.50%, 04/01/2036		50		51,025
Series 2007 5.50%, 05/01/2036		2		2,472
5.50%, 09/01/2036		1		1,426
5.50%, 08/01/2037		62		63,240
Series 2008 5.50%, 08/01/2037		0	**	337
Series 2009 5.00%, 12/01/2039		10		9,710
Series 2010 4.00%, 12/01/2040		366		350,278
5.00%, 06/01/2040		8		8,414
Series 2012 3.50%, 02/01/2042		311		288,625
3.50%, 11/01/2042		3,340		3,100,799
3.50%, 01/01/2043		555		514,870
Series 2013 3.50%, 04/01/2043		1,945		1,802,663
4.00%, 10/01/2043		1,257		1,198,831
Series 2015 3.00%, 05/01/2045		471		417,044
3.00%, 08/01/2045		698		618,183
Series 2018 4.50%, 09/01/2048		1,166		1,130,065
Series 2019 3.50%, 08/01/2049		1,578		1,435,398
3.50%, 09/01/2049		559		509,313
3.50%, 11/01/2049		1,147		1,042,724
Series 2020 3.50%, 01/01/2050		1,149		1,045,852
Series 2021 2.00%, 07/01/2051		6,295		4,994,669
2.00%, 12/01/2051		9,150		7,252,228
2.50%, 01/01/2052		1,934		1,616,710
Series 2022 2.50%, 03/01/2052		4,257		3,558,822
2.50%, 04/01/2052		4,437		3,704,404
2.50%, 05/01/2052		5,843		4,878,602
3.00%, 02/01/2052		4,688		4,080,718
3.00%, 03/01/2052		6,022		5,241,822

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value
Government National Mortgage Association Series 2016 3.00%, 04/20/2046	U.S.$	152		$136,665
3.00%, 05/20/2046		438		392,765
Series 2023 5.50%, 04/20/2053		3,889		3,888,659
Series 2024 3.00%, 04/18/2054, TBA		3,514		3,099,445
4.00%, 04/18/2054, TBA		3,275		3,064,932
4.50%, 04/18/2054, TBA		9,719		9,338,100
5.00%, 04/18/2054, TBA		12,561		12,346,693
Series 2024 5.50%, 04/18/2054, TBA		5,036		5,032,590
Uniform Mortgage-Backed Security Series 2024 2.00%, 04/11/2054, TBA		13,673		10,817,443
2.50%, 04/11/2054, TBA		9,801		8,101,838
5.50%, 04/11/2054, TBA		6,786		6,753,395
6.00%, 04/11/2054, TBA		1,334		1,346,582
6.50%, 04/11/2054, TBA		5,112		5,221,489

				138,546,172

Agency Fixed Rate 15-Year–0.4%
Federal National Mortgage Association Series 2016 2.50%, 10/01/2031		36		33,954
2.50%, 11/01/2031		1,927		1,806,616
2.50%, 12/01/2031		10		9,415
Series 2017 2.50%, 01/01/2032		585		547,603
2.50%, 02/01/2032		536		499,855

				2,897,443

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2005 5.50%, 03/01/2025		5		5,388

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 6.596% (RFUCCT1Y + 2.18%), 12/01/2036(e)		0	**	117
Series 2007 6.60% (RFUCCT1Y + 2.10%), 03/01/2037(e)		0	**	329
Federal National Mortgage Association Series 2007 5.835% (RFUCCT1Y + 1.46%), 02/01/2037(e)		1		934
6.517% (RFUCCT1Y + 1.80%), 03/01/2037(e)		0	**	336

				1,716

Total Mortgage Pass-Throughs (cost $149,316,308)				141,450,719

	Principal Amount (000)			U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–6.5%
Risk Share Floating Rate–5.9%
Bellemeade Re Ltd. Series 2019-3A, Class M1C 7.394% (CME Term SOFR 1 Month + 2.06%), 07/25/2029(c)(e)	U.S.$	101		$101,276
Series 2021-3A, Class A2 6.32% (CME Term SOFR + 1.00%), 09/25/2031(c)(e)		1,894		1,893,912
Series 2022-1, Class M1B 7.47% (CME Term SOFR + 2.15%), 01/26/2032(c)(e)		1,000		1,003,738
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M1 6.17% (CME Term SOFR + 0.85%), 12/25/2041(c)(e)		1,100		1,099,496
Series 2022-R01, Class 1M2 7.22% (CME Term SOFR + 1.90%), 12/25/2041(c)(e)		2,306		2,321,684
Series 2022-R02, Class 2M1 6.52% (CME Term SOFR + 1.20%), 01/25/2042(c)(e)		1,017		1,019,052
Series 2022-R03, Class 1M2 8.82% (CME Term SOFR + 3.50%), 03/25/2042(c)(e)		1,545		1,618,706
Series 2022-R05, Class 2M2 8.32% (CME Term SOFR + 3.00%), 04/25/2042(c)(e)		1,206		1,244,051
Series 2022-R06, Class 1M1 8.07% (CME Term SOFR + 2.75%), 05/25/2042(c)(e)		1,123		1,152,234
Series 2022-R07, Class 1M1 8.271% (CME Term SOFR + 2.95%), 06/25/2042(c)(e)		1,548		1,590,681
Series 2023-R02, Class 1M1 7.62% (CME Term SOFR + 2.30%), 01/25/2043(c)(e)		691		707,068
Series 2023-R03, Class 2M1 7.82% (CME Term SOFR + 2.50%), 04/25/2043(c)(e)		995		1,014,571
Series 2023-R04, Class 1M1 7.621% (CME Term SOFR + 2.30%), 05/25/2043(c)(e)		1,369		1,397,123
Series 2023-R06, Class 1M1 7.02% (CME Term SOFR + 1.70%), 07/25/2043(c)(e)		1,261		1,272,129
Series 2024-R02, Class 1M1 6.42% (CME Term SOFR + 1.10%), 02/25/2044(c)(e)		710		709,875
Eagle Re Ltd. Series 2021-2, Class M1B 7.37% (CME Term SOFR + 2.05%), 04/25/2034 (c)(e)		471		471,423
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 8.735% (CME Term SOFR + 3.41%), 10/25/2027(e)		98		98,789

2024 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2021-DNA3, Class M2 7.42% (CME Term SOFR + 2.10%), 10/25/2033(c)(e)	U.S.$	779	$792,235
Series 2021-DNA5, Class M2 6.97% (CME Term SOFR + 1.65%), 01/25/2034(c)(e)		439	440,301
Series 2021-DNA6, Class M2 6.82% (CME Term SOFR + 1.50%), 10/25/2041(c)(e)		2,513	2,516,898
Series 2021-DNA7, Class M2 7.12% (CME Term SOFR + 1.80%), 11/25/2041(c)(e)		2,412	2,425,238
Series 2021-HQA4, Class M2 7.67% (CME Term SOFR + 2.35%), 12/25/2041(c)(e)		1,530	1,538,600
Series 2022-DNA1, Class M1A 6.32% (CME Term SOFR + 1.00%), 01/25/2042(c)(e)		689	688,580
Series 2022-DNA1, Class M1B 7.17% (CME Term SOFR + 1.85%), 01/25/2042(c)(e)		1,223	1,229,550
Series 2022-DNA2, Class M1B 7.72% (CME Term SOFR + 2.40%), 02/25/2042(c)(e)		1,717	1,747,909
Series 2022-DNA3, Class M1B 8.22% (CME Term SOFR + 2.90%), 04/25/2042(c)(e)		711	735,344
Series 2022-DNA4, Class M1B 8.67% (CME Term SOFR + 3.35%), 05/25/2042(c)(e)		1,358	1,418,430
Series 2022-DNA5, Class M1B 9.82% (CME Term SOFR + 4.50%), 06/25/2042(c)(e)		2,274	2,458,707
Series 2022-DNA7, Class M1A 7.82% (CME Term SOFR + 2.50%), 03/25/2052(c)(e)		1,420	1,448,311
Series 2022-HQA1, Class M1B 8.82% (CME Term SOFR + 3.50%), 03/25/2042(c)(e)		399	415,939
Series 2023-DNA1, Class M1A 7.42% (CME Term SOFR + 2.10%), 03/25/2043(c)(e)		819	835,459
Series 2023-DNA2, Class M1A 7.42% (CME Term SOFR + 2.10%), 04/25/2043(c)(e)		1,593	1,622,053
Series 2024-HQA1, Class M1 6.569% (CME Term SOFR + 1.25%), 03/25/2044(c)(e)		1,612	1,612,453
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 11.135% (CME Term SOFR + 5.81%), 04/25/2028(e)		95	100,405
Series 2021-R02, Class 2M2 7.32% (CME Term SOFR + 2.00%), 11/25/2041(c)(e)		1,071	1,076,702

	Principal Amount (000)		U.S. $ Value
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.685% (CME Term SOFR + 4.36%), 11/25/2024(c)(e)	U.S.$	40	$40,854
Oaktown Re VII Ltd. Series 2021-2, Class M1A 6.92% (CME Term SOFR + 1.60%), 04/25/2034(c)(e)		876	876,457
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.197% (CME Term SOFR 1 Month + 3.86%), 05/30/2025(c)(e)		626	626,372
Series 2019-3R, Class A 9.136% (CME Term SOFR + 3.81%), 11/27/2031(c)(e)		50	50,325
Series 2020-1R, Class A 8.786% (CME Term SOFR + 3.46%), 02/25/2025(c)(e)		197	196,561
Triangle Re Ltd. Series 2021-3, Class M1A 7.22% (CME Term SOFR + 1.90%), 02/25/2034(c)(e)		35	35,091
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.685% (CME Term SOFR + 5.36%), 11/25/2025(c)(e)		161	165,175
Series 2015-WF1, Class 2M2 10.935% (CME Term SOFR + 5.61%), 11/25/2025(c)(e)		39	40,926

			43,850,683

Agency Floating Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 0.667% (5.99% - CME Term SOFR), 12/15/2044(e)(f)		1,155	114,240
Series 4693, Class SL 0.717% (6.04% - CME Term SOFR), 06/15/2047(e)(f)		1,261	164,927
Series 4954, Class SL
0.615% (5.94% - CME Term SOFR), 02/25/2050(e)(f)		1,724	177,322
Series 4981, Class HS 0.665% (5.99% - CME Term SOFR), 06/25/2050(e)(f)		3,842	334,615
Federal National Mortgage Association REMICs Series 2016-106, Class ES 0.565% (5.89% - CME Term SOFR), 01/25/2047(e)(f)		1,166	128,167
Series 2017-73, Class SA 0.715% (6.04% - CME Term SOFR), 09/25/2047(e)(f)		1,527	188,427
Series 2017-97, Class LS 0.765% (6.09% - CME Term SOFR), 12/25/2047(e)(f)		1,158	144,683

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2017-97, Class SW 0.765% (6.09% - CME Term SOFR), 12/25/2047(e)(f)	U.S.$	1,060	$124,189
Government National Mortgage Association Series 2017-134, Class SE 0.757% (6.09% - CME Term SOFR 1 Month), 09/20/2047(e)(f)		749	73,604
Series 2017-43, Class ST 0.657% (5.99% - CME Term SOFR 1 Month), 03/20/2047(e)(f)		1,491	168,674
Series 2017-65, Class ST 0.707% (6.04% - CME Term SOFR 1 Month), 04/20/2047(e)(f)		1,360	144,105

			1,762,953

Agency Fixed Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4973, Class BI 4.50%, 05/25/2050(g)		4,451	992,634
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 4.698%, 05/28/2035		248	237,880

			1,230,514

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 5.824% (CME Term SOFR 1 Month + 0.49%), 12/25/2036(e)		806	255,547
HomeBanc Mortgage Trust Series 2005-1, Class A1 5.944% (CME Term SOFR 1 Month + 0.61%), 03/25/2035(e)		123	98,503
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.544% (CME Term SOFR 1 Month + 2.21%), 04/25/2047(c)(e)		173	178,670

			532,720

Non-Agency Fixed Rate–0.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		58	39,636
Series 2006-24CB, Class A16 5.75%, 08/25/2036		357	192,389
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		146	99,687
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		73	31,480

			363,192

Total Collateralized Mortgage Obligations (cost $47,153,493)			47,740,062

	Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES–5.1%
Other ABS—Fixed Rate–2.9%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(c)	U.S.$	2,064	$1,819,890
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(c)		32	31,446
Series 2021-Z2, Class A 1.17%, 11/16/2026(c)		91	88,463
Series 2022-X1, Class A 1.75%, 02/15/2027(c)		63	61,817
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(c)		509	497,172
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(c)		94	92,686
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(c)(h)		1,188	1,187,091
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(c)		432	391,260
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(c)		607	532,253
Conn’s Receivables Funding LLC Series 2024-A, Class A 7.05%, 01/16/2029(c)		604	604,595
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(c)		186	176,577
Series 2023-1, Class A2 5.99%, 03/15/2032(c)		1,609	1,596,428
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(c)		935	834,250
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(c)		1,941	1,731,568
FREED ABS Trust Series 2021-2, Class C 1.94%, 06/19/2028(c)		368	365,934
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(c)		557	494,231
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(c)		770	732,129
Series 2020-1A, Class A2 3.981%, 12/20/2050(c)		474	426,679
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(c)		504	464,681

2024 Semi-Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Neighborly Issuer LLC Series 2022-1A, Class A2 3.695%, 01/30/2052(c)	U.S.$	1,973	$1,730,191
Series 2023-1A, Class A2 7.308%, 01/30/2053(c)		1,390	1,408,231
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(c)		620	513,000
Series 2021-CA, Class B 2.53%, 04/20/2062(c)		907	737,229
Series 2021-DA, Class B 2.90%, 04/20/2062(c)		798	662,093
Pagaya AI Debt Trust Series 2024-2, Class A 6.319%, 08/15/2031(c)		1,012	1,013,311
Series 2024-3, Class A 6.258%, 10/15/2031(c)		1,250	1,249,604
Prosper Marketplace Issuance Trust Series 2024-1A, Class A 6.12%, 08/15/2029(c)(h)		1,900	1,899,703
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(c)		368	365,911

			21,708,423

Autos—Fixed Rate–2.2%
ACM Auto Trust Series 2024-1A, Class A 7.71%, 01/21/2031(c)		1,141	1,145,662
American Credit Acceptance Receivables Trust Series 2023-1, Class A 5.45%, 09/14/2026(c)		259	258,474
Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(c)		318	317,877
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(c)		1,016	1,021,889
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		182	170,304
Series 2021-N4, Class D 2.30%, 09/11/2028		568	549,458
Series 2021-P4, Class D 2.61%, 09/11/2028		989	883,069
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(c)		1,350	1,305,796
Series 2022-A, Class C 2.17%, 04/16/2029(c)		1,373	1,345,162
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(c)		196	190,877
Flagship Credit Auto Trust Series 2023-1, Class A2 5.38%, 12/15/2026(c)		859	857,479

	Principal Amount (000)		U.S. $ Value
Series 2023-2, Class A2 5.76%, 04/15/2027(c)	U.S.$	893	$892,816
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(c)		1,390	1,285,729
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(c)		805	804,648
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(c)		126	124,956
Series 2023-1A, Class A2 5.68%, 10/15/2026(c)		594	593,601
Lendbuzz Securitization Trust Series 24-1A, Class A1 5.789%, 01/15/2025(c)		912	912,406
Prestige Auto Receivables Trust Series 2024-1A, Class A1 5.648%, 04/15/2025(c)		904	904,122
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(c)		714	716,395
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(c)		480	476,977
Santander Drive Auto Receivables Trust Series 2023-3, Class B 5.61%, 07/17/2028		832	833,889
Tesla Auto Lease Trust Series 2024-A, Class A3 5.30%, 06/21/2027(c)		591	589,749

			16,181,335

Home Equity Loans—Floating Rate–0.0%
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 6.044% (CME Term SOFR 1 Month + 0.71%), 04/25/2034(e)		32	31,118

Total Asset-Backed Securities (cost $39,802,495)			37,920,876

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.7%
Non-Agency Floating Rate CMBS–1.7%
AREIT Trust Series 2022-CRE6, Class A 6.569% (CME Term SOFR + 1.25%), 01/20/2037(c)(e)		2,850	2,817,809
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.373% (CME Term SOFR 1 Month + 1.05%), 11/15/2033(c)(e)		2,435	2,423,729

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
BBCMS Mortgage Trust Series 2020-BID, Class A 7.581% (CME Term SOFR 1 Month + 2.25%), 10/15/2037(c)(e)	U.S.$	1,998	$1,988,010
BFLD Trust Series 2021-FPM, Class A 7.041% (CME Term SOFR 1 Month + 1.71%), 06/15/2038(c)(e)		2,976	2,953,680
BX Commercial Mortgage Trust Series 2019-IMC, Class D 7.271% (CME Term SOFR 1 Month + 1.95%), 04/15/2034(c)(e)		207	206,241
Series 2019-IMC, Class E 7.521% (CME Term SOFR 1 Month + 2.20%), 04/15/2034(c)(e)		839	836,180
CLNY Trust Series 2019-IKPR, Class D 7.461% (CME Term SOFR 1 Month + 2.14%), 11/15/2038(c)(e)		744	691,920
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 7.32% (CME Term SOFR + 2.00%), 01/25/2051(c)(e)		156	152,734
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.905% (CME Term SOFR 1 Month + 1.58%), 07/15/2036(c)(e)		566	522,343

			12,592,646

Non-Agency Fixed Rate CMBS–1.0%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(c)		740	547,677
Commercial Mortgage Trust Series 2012-CR3, Class E 4.296%, 10/15/2045(c)		889	395,686
Series 2015-LC21, Class XA 0.624%, 07/10/2048(g)		1,890	9,596
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.152%, 08/10/2044(c)		28	10,138
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(i)		1,175	1,126,361
Series 2021-1, Class A2 2.435%, 08/15/2026(i)		1,801	1,723,223
Series 2021-1, Class AS 2.638%, 08/15/2026(i)		59	55,019
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(i)		1,690	1,657,656
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.111%, 08/15/2046(c)		472	323,240

	Principal Amount (000)		U.S. $ Value
Series 2014-C22, Class XA 0.77%, 09/15/2047(g)	U.S.$	4,191	$1,023
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		147	56,150
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(c)		196	195,679
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/2047(c)		603	502,166
Series 2015-C25, Class XA 1.027%, 10/15/2048(g)		1,824	16,626
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class C 4.39%, 11/15/2049		1,030	935,707

			7,555,947

Total Commercial Mortgage-Backed Securities (cost $21,610,660)			20,148,593

COLLATERALIZED LOAN OBLIGATIONS–2.6%
CLO—Floating Rate–2.6%
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 6.779% (CME Term SOFR 3 Month + 1.46%), 07/20/2034(c)(e)		1,472	1,472,683
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.528% (CME Term SOFR 3 Month + 2.21%), 04/17/2033(c)(e)		1,260	1,260,001
Elevation CLO Ltd. Series 2020-11A, Class C 7.776% (CME Term SOFR 3 Month + 2.46%), 04/15/2033(c)(e)		1,080	1,045,955
Elmwood CLO IX Ltd. Series 2021-2A, Class A 6.709% (CME Term SOFR 3 Month + 1.39%), 07/20/2034(c)(e)		1,500	1,500,567
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 6.681% (CME Term SOFR 3 Month + 1.37%), 07/19/2034(c)(e)		1,130	1,130,891
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 6.649% (CME Term SOFR 3 Month + 1.33%), 04/20/2034(c)(e)		1,491	1,492,108
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 6.708% (CME Term SOFR 3 Month + 1.39%), 07/17/2035(c)(e)		1,729	1,730,311

2024 Semi-Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
New Mountain CLO 3 Ltd. Series CLO-3A, Class D 8.929% (CME Term SOFR 3 Month + 3.61%), 10/20/2034(c)(e)	U.S.$	250	$250,073
OCP CLO Ltd. Series 2020-18A, Class AR 6.669% (CME Term SOFR 3 Month + 1.35%), 07/20/2032(c)(e)		1,954	1,955,001
Pikes Peak CLO 8 Series 2021-8A, Class A 6.749% (CME Term SOFR 3 Month + 1.43%), 07/20/2034(c)(e)		1,907	1,907,882
Rad CLO 11 Ltd. Series 2021-11A, Class D 8.476% (CME Term SOFR 3 Month + 3.16%), 04/15/2034(c)(e)		950	949,995
Regatta XX Funding Ltd. Series 2021-2A, Class A 6.736% (CME Term SOFR 3 Month + 1.42%), 10/15/2034(c)(e)		2,924	2,923,793
Rockford Tower CLO Ltd. Series 2021-2A, Class A1 6.739% (CME Term SOFR 3 Month + 1.42%), 07/20/2034(c)(e)		1,310	1,310,147
Voya CLO Ltd. Series 2019-1A, Class DR 8.426% (CME Term SOFR 3 Month + 3.11%), 04/15/2031(c)(e)		480	473,612

Total Collateralized Loan Obligations (cost $19,435,403)			19,403,019

AGENCIES–1.8%
Agency Debentures–1.8%
Federal Home Loan Banks 4.00%, 06/30/2028		10,600	10,487,852
4.75%, 12/08/2028		1,785	1,818,629
Federal National Mortgage Association 6.25%, 05/15/2029		355	386,691
6.625%, 11/15/2030		260	293,449

Total Agencies (cost $13,133,371)			12,986,621

INFLATION-LINKED SECURITIES–1.3%
United States–1.3%
U.S. Treasury Inflation Index 0.25%, 07/15/2029 (TIPS) (cost $9,040,943)		10,064	9,290,292

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.7%
United States–0.7%
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2020-A 1.705%, 07/01/2027		1,634	1,481,408

	Principal Amount (000)		U.S. $ Value
State of California Series 2010 7.625%, 03/01/2040	U.S.$	2,040	$2,488,156
University of California Series 2021-B 3.071%, 05/15/2051		2,070	1,496,544

Total Local Governments—US Municipal Bonds (cost $5,808,411)			5,466,108

CORPORATES—NON-INVESTMENT GRADE–0.5%

Industrial–0.4%
Capital Goods–0.0%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		417	104

Communications—Media–0.2%
DISH DBS Corp. 5.75%, 12/01/2028(c)		996	684,849
VZ Vendor Financing II BV 2.875%, 01/15/2029(c)	EUR	540	502,824

			1,187,673

Communications—Telecommunications–0.0%
Altice France SA/France 3.375%, 01/15/2028(c)		259	200,673

Consumer Cyclical—Other–0.1%
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(c)	U.S.$	455	455,687
6.125%, 04/01/2032(c)		261	261,984

			717,671

Consumer Non-Cyclical–0.0%
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(c)	EUR	320	321,066

Services–0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(c)		540	569,931

			2,997,118

Utility–0.1%
Electric–0.1%
Vistra Corp. 7.00%, 12/15/2026(c)(d)	U.S.$	648	641,844

Total Corporates—Non-Investment Grade (cost $4,582,672)			3,638,962

QUASI-SOVEREIGNS–0.4%

Quasi-Sovereign Bonds–0.4%
Chile–0.2%
Corp. Nacional del Cobre de Chile 6.44%, 01/26/2036(c)		1,473	1,521,140

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Hungary–0.1%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(c)	U.S.$	988	$994,175

Mexico–0.1%
Comision Federal de Electricidad 4.688%, 05/15/2029(c)		478	449,021

Total Quasi-Sovereigns (cost $2,974,621)			2,964,336

EMERGING MARKETS—CORPORATE BONDS–0.4%

Industrial–0.4%
Basic–0.2%
Braskem Netherlands Finance BV 4.50%, 01/10/2028(c)		1,136	1,015,391
CSN Resources SA 4.625%, 06/10/2031(c)		293	240,260
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		189	116,648

			1,372,299

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		645	562,762

Consumer Cyclical—Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(c)		730	691,219

			2,626,280

Utility–0.0%
Electric–0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(c)		117	115,251

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(j)(k)		425	23,706

Total Emerging Markets—Corporate Bonds (cost $3,335,377)			2,765,237

EMERGING MARKETS—SOVEREIGNS–0.1%
Dominican Republic–0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(c) (cost $788,000)		788	706,491

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $694,266)		696	555,060

COMMON STOCKS–0.0%

Financials–0.0%
Insurance–0.0%
Mt Logan Re Ltd. Special Investment, Series 2, December 2021—Class U-1(h)(l)(m)		359	$107,380
Mt Logan Re Ltd. Special Investment, Series 2, December 2022—Class U-1(h)(l)(m)		523	254,723

Total Common Stocks (cost $783,461)			362,103

	Principal Amount (000)

SHORT-TERM INVESTMENTS–8.9%

U.S. Treasury Bills–8.5%
United States–8.5%
U.S. Treasury Bill Zero Coupon, 04/09/2024	U.S.$	2,663	2,659,996
Zero Coupon, 04/25/2024		1,393	1,387,617
Zero Coupon, 05/28/2024		4,750	4,710,242
Zero Coupon, 06/04/2024		2,990	2,962,690
Zero Coupon, 06/25/2024		21,983	21,713,679
Zero Coupon, 06/27/2024		12,432	12,275,423
Zero Coupon, 08/15/2024		1,484	1,455,436
Zero Coupon, 09/12/2024		16,031	15,658,084

Total U.S. Treasury Bills (cost $62,826,229)			62,823,167

		Shares

Investment Companies–0.4%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 5.21%(n)(o)(p) (cost $2,751,115)		2,751,115	2,751,115

Total Short-Term Investments (cost $65,577,344)			65,574,282

Total Investments—109.4% (cost $852,329,709)			809,342,365	(q)

Other assets less liabilities—(9.4)%			(69,858,796)

Net Assets—100.0%			$739,483,569

2024 Semi-Annual Report	21

Schedule of Investments (continued)

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

U.S. 10 Yr Ultra Futures	94	June 2024	$10,773,281	$21,927

U.S. T-Note 2 Yr (CBT) Futures	122	June 2024	24,947,094	(22,368)

U.S. T-Note 5 Yr (CBT) Futures	713	June 2024	76,302,141	119,408

U.S. Ultra Bond (CBT) Futures	27	June 2024	3,483,000	50,848

				$169,815

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Deutsche Bank AG	EUR	4,382	USD	4,801	06/12/2024	$59,327

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
Notional Amount (000)	Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
		Payments made by the Fund	Payments received by the Fund
USD 4,950	12/13/2029	1.537%	1 Day SOFR	Annual	$659,201	$419,965	$239,236

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	22	$(2,781)	$(2,952)	$171
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3	(398)	(456)	58
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(568)	(521)	(47)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	19	(2,384)	(2,305)	(79)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(2,498)	(2,359)	(139)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	22	(2,838)	(2,649)	(189)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	19	(2,440)	(2,205)	(235)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	22	(2,838)	(2,564)	(274)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	16	(1,987)	(1,706)	(281)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11	(1,419)	(1,028)	(391)

22	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	2	$(283)	$(252)	$(31)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	113	(14,247)	(8,228)	(6,019)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	13	(1,589)	(1,719)	130
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(1,759)	(1,607)	(152)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(2,554)	(2,132)	(422)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(2,555)	(1,797)	(758)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(2,554)	(1,660)	(894)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	120	(15,213)	(9,362)	(5,851)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	274	(34,626)	(28,206)	(6,420)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	166	(20,946)	(10,519)	(10,427)

						$(116,477)	$(84,227)	$(32,250)

*	Termination date
**	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2024, the aggregate market value of these securities amounted to $178,766,559 or 24.2% of net assets.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2024.
(f)	Inverse interest only security.
(g)	IO—Interest Only.
(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(i)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.61% of net assets as of March 31, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021 - 08/03/2023	$ 1,137,074	$1,126,361	0.15%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021 - 09/06/2022	1,829,575	1,723,223	0.23%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021 - 04/01/2021	59,792	55,019	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,789,068	1,657,656	0.22%

2024 Semi-Annual Report	23

Schedule of Investments (continued)

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2024.
(k)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2024.
(l)	Fair valued by the Adviser.
(m)	Non-income producing security.
(n)	Affiliated investments.
(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(p)	The rate shown represents the 7-day yield as of period end.
(q)	On March 29, 2024, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

Currency Abbreviations:

EUR—Euro

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

RFUCCT1Y—Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

24	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—March 31, 2024 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $849,578,594)	$806,591,250

Affiliated issuers (cost $2,751,115)	2,751,115

Cash	293

Cash collateral due from broker	1,562,350

Receivables:

Unaffiliated interest and dividends	6,057,104

Affiliated dividends	22,224

Investment securities sold	19,519,010

Capital shares sold	103,523

Variation margin on centrally cleared swaps	7,488

Receivable due from Adviser	49,343

Unrealized appreciation of forward currency exchange contracts	59,327

Other assets	862

Total assets	836,723,889

LIABILITIES

Payables:

Dividends to shareholders	975,670

Investment securities purchased	85,983,319

Capital shares redeemed	9,290,110

Advisory fee	283,961

Variation margin on futures	157,711

Administrative fee	15,903

Foreign capital gains taxes	3,699

Transfer Agent fee	3,271

Accrued expenses and other liabilities	410,199

Market value on credit default swaps (net premiums received $84,227)	116,477

Total liabilities	97,240,320

NET ASSETS	$739,483,569

SHARES OF CAPITAL STOCK OUTSTANDING	57,662,458

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.82

NET ASSETS CONSIST OF:

Capital stock, at par*	$57,662

Additional paid-in capital	871,866,636

Accumulated loss	(132,440,729)

$739,483,569

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to financial statements.

2024 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2024 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$16,081,382

Dividends

Unaffiliated issuers	347,979

Affiliated issuers	133,412

Total income	16,562,773

Expenses:

Advisory fee (see Note 2A)	1,578,596

Custody and accounting fees	88,300

Transfer Agent fee	9,523

Auditing and tax fees	56,100

Administrative	43,332

Legal fees	21,194

Registration fees	19,417

Printing fees	14,834

Directors’ fees and expenses	12,465

Miscellaneous	24,972

Total expenses	1,868,733

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(292,011)

Net expenses	1,576,722

Net investment income	14,986,051

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	(10,081,718)

Forward currency exchange contracts	18,061

Futures	(341,285)

Swaps	114,023

Foreign currency transactions	13,274

Net realized loss on investment and foreign currency transactions	(10,277,645)

Net change in unrealized appreciation (depreciation) of:

Investments	35,989,788

Forward currency exchange contracts	(202,972)

Futures	2,229,882

Swaps	(120,072)

Foreign currency denominated assets and liabilities and other assets	8,694

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	37,905,320

Net realized and unrealized gain on investment and foreign currency transactions	27,627,675

Net increase in net assets resulting from operations	$42,613,726

(a) Net of foreign realized capital gains taxes of $3,763, respectively.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$14,986,051	$24,847,009

Net realized loss on investment and foreign currency transactions	(10,277,645)	(44,378,597)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities and other assets and liabilities	37,905,320	22,419,406

Net increase in net assets resulting from operations	42,613,726	2,887,818

Distributions to shareholders	(15,020,123)	(25,461,479)

Capital-share transactions:

Net proceeds from sales of shares	101,095,343	74,532,918

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	12,243,770	20,634,623

Total proceeds from shares sold	113,339,113	95,167,541

Cost of shares redeemed	(58,906,142)	(123,627,173)

Net increase (decrease) in net assets from capital-share transactions	54,432,971	(28,459,632)

Net increase (decrease) in net assets	82,026,574	(51,033,293)

NET ASSETS:

Beginning of period	657,456,995	708,490,288

End of period	$739,483,569	$657,456,995

See Notes to Financial Statements.

2024 Semi-Annual Report	27

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.31		$12.72	$15.50	$16.04	$15.46	$14.55

Income from investment operations

Investment income, net (a)(b)	0.27		0.47	0.26	0.30	0.40	0.44

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.51		(0.41)	(2.55)	(0.29)	0.65	0.95

Contributions from affiliates	0		0	0	0	0	0.00 (c)

Total from investment operations	0.78		0.06	(2.29)	0.01	1.05	1.39

Less dividends and distributions:

Dividends from net investment income	(0.27)		(0.47)	(0.27)	(0.33)	(0.44)	(0.48)

Dividends from net realized gain on investment transactions	0		0	(0.22)	(0.22)	(0.03)	0

Total dividends and distributions	(0.27)		(0.47)	(0.49)	(0.55)	(0.47)	(0.48)

Net asset value, end of period	$12.82		$12.31	$12.72	$15.50	$16.04	$15.46

Total return (d)	6.38%		0.45%	(15.13)%	0.02%	6.96%	9.70%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$739,484		$657,457	$708,490	$1,016,985	$905,508	$886,574

Average net assets (000 omitted)	$701,598		$685,104	$853,245	$963,532	$879,658	$816,533

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.45%	(e)	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before waivers/reimbursements	0.53%	(e)	0.54%	0.51%	0.52%	0.52%	0.52%

Net investment income (b)	4.27%	(e)	3.63%	1.85%	1.92%	2.55%	2.98%

Portfolio turnover rate (f)	105%		169%	129%	118%	86%	70%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Annualized
(f)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end registered investment company. The Fund, which is a Maryland corporation, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolio’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2024 Semi-Annual Report	29

Notes to Financial Statements (continued)

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

30	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2024:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Governments—Treasuries	$0	$287,914,668	$0	$287,914,668

Corporates—Investment Grade	0	150,454,936	0	150,454,936

Mortgage Pass-Throughs	0	141,450,719	0	141,450,719

Collateralized Mortgage Obligations	0	47,740,062	0	47,740,062

Asset-Backed Securities	0	34,834,082	3,086,794	37,920,876

Commercial Mortgage-Backed Securities	0	20,148,593	0	20,148,593

Collateralized Loan Obligations	0	19,403,019	0	19,403,019

Agencies	0	12,986,621	0	12,986,621

Inflation-Linked Securities	0	9,290,292	0	9,290,292

Local Governments—US Municipal Bonds	0	5,466,108	0	5,466,108

Corporates—Non-Investment Grade	0	3,638,962	0	3,638,962

Quasi-Sovereigns	0	2,964,336	0	2,964,336

Emerging Markets—Corporate Bonds	0	2,765,237	0	2,765,237

Emerging Markets—Sovereigns	0	706,491	0	706,491

Governments—Sovereign Bonds	0	555,060	0	555,060

Common Stocks	0	0	362,103	362,103

Short-Term Investments:

U.S. Treasury Bills	0	62,823,167	0	62,823,167

Investment Companies	2,751,115	0	0	2,751,115

Total Investments in Securities	2,751,115	803,142,353	3,448,897	809,342,365

Other Financial Instruments (a):

Assets:

Futures	192,183	0	0	192,183	(b)

Forward Currency Exchange Contracts	0	59,327	0	59,327

Centrally Cleared Interest Rate Swaps	0	659,201	0	659,201	(b)

Liabilities:

Futures	(22,368)	0	0	(22,368	)(b)

Credit Default Swaps	0	(116,477)	0	(116,477)

Total	$2,920,930	$803,744,404	$3,448,897	$810,114,231

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time.

2024 Semi-Annual Report	31

Notes to Financial Statements (continued)

Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

32	Sanford C. Bernstein Fund II, Inc.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H.	Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $5 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 28, 2025 and may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2024, the aggregate amount of such fee waiver was $288,219.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended March 31, 2024, such waiver amounted to $3,792.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended March 31, 2024 is as follows:

PORTFOLIO	MARKET VALUE 9/30/23 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/24 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$2,619	$166,665	$166,533	$2,751	$133

2024 Semi-Annual Report	33

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2024, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES

Investment securities (excluding U.S. government securities)	$69,925,230	$77,373,889

U.S. government securities	741,055,180	651,562,234

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$6,436,049

Gross unrealized depreciation	(48,987,265)

Net unrealized depreciation	$(42,551,216)

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Portfolio agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2024, the Portfolio held futures for hedging and non-hedging purposes.

34	Sanford C. Bernstein Fund II, Inc.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2024, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits with the broker or segregates as its custodian cash or securities as collateral to satisfy initial margin requirments set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities positions held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2024 Semi-Annual Report	35

Notes to Financial Statements (continued)

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2024, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2024, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC

36	Sanford C. Bernstein Fund II, Inc.

counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended March 31, 2024, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$192,183	*	Payable for variation margin on futures	$22,368	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	239,236	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	59,327

Credit contracts				Market value on credit default swaps	116,477

Total		$490,746			$138,845

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(341,285)	$2,229,882

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	18,061	(202,972)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	91,664	(139,208)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	22,359	19,136

Total		$(209,201)	$1,906,838

2024 Semi-Annual Report	37

Notes to Financial Statements (continued)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2024:

Futures:

Average notional amount of buy contracts	$127,480,390

Average notional amount of sale contracts	$20,645,130	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,387,631	(b)

Average principal amount of sale contracts	$6,301,531

Centrally Cleared Interest Rate Swaps:

Average notional amount	$4,950,000

Credit Default Swaps:

Average notional amount of sale contracts	$956,312

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of March 31, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Deutsche Bank AG	$59,327	$0	$0	$0	$59,327

Total	$59,327	$0	$0	$0	$59,327	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$20,151	$0	$0	$(20,151)	$0

Credit Suisse International	14,530	0	0	(14,530)	0

Goldman Sachs International	60,850	0	0	(60,850)	0

Morgan Stanley Capital Services LLC	20,946	0	0	(20,946)	0

Total	$116,477	$0	$0	$(116,477)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

38	Sanford C. Bernstein Fund II, Inc.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2024, the Portfolio earned drop income of $6,229 which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

	2023	2022
Distributions paid from:

Ordinary income	$25,461,479	$18,465,674

Net long-term capital gains	0	11,134,244

Total taxable distributions paid	$25,461,479	$29,599,918

As of September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$508,826
Accumulated capital losses	(80,594,774	)(a)
Other losses	(518,581	)(b)
Unrealized appreciation (depreciation)	(78,763,727	)(c)

Total accumulated earnings (deficit)	$(159,368,256	)(d)

(a)	As of September 30, 2023, the Fund had a net capital loss carryforward of $80,591,743. As of September 30, 2023, the cumulative deferred loss on straddles was $3,031.

(b)	As of September 30, 2023, the Fund had a qualified late-year ordinary loss deferral of $518,581.

2024 Semi-Annual Report	39

Notes to Financial Statements (continued)

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(d)	The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2023, the Fund had a net short-term capital loss carryforward of $40,440,087 and a net long-term capital loss carryforward of $40,151,656, which may be carried forward for an indefinite period.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve and other central banks, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations

40	Sanford C. Bernstein Fund II, Inc.

about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty (the party on the others side of the transaction), derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of

2024 Semi-Annual Report	41

Notes to Financial Statements (continued)

securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value (“NAV”) or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically changing interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding

42	Sanford C. Bernstein Fund II, Inc.

the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. The United States government has in the recent past acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine and the conflict in Israel, Gaza and surrounding areas, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s invasion of Ukraine commencing in February of 2022, the United States, the European Union and other countries instituted numerous sanctions against Russia and Belarus and certain companies and individuals. Russia in turn has taken a large number of retaliatory actions, some of which effectively froze Russian securities held by U.S. investors (including U.S. funds such as the Portfolio) and investors in other countries viewed as “unfriendly” by Russia, including securities represented by depositary receipts, effectively precluding the Portfolio from buying, selling, receiving or delivering those securities or accessing income received on such securities. Since then, Russian securities held by investors in the U.S. and other jurisdictions viewed as “unfriendly” by Russia have lost all, or nearly all, of their market value, and many other issuers, securities and markets have been adversely affected. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S.

2024 Semi-Annual Report	43

Notes to Financial Statements (continued)

Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolio has become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have those measures will be effective, particularly since the Portfolio does not control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2024 and the year ended September 30, 2023, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

Shares sold	7,913,404	5,757,700	$101,095,343	$74,532,918

Shares issued to shareholders on reinvestment of dividends	967,193	1,606,513	12,243,770	20,634,623

Shares redeemed	(4,638,898)	(9,651,872)	(58,906,142)	(123,627,173)

Net increase (decrease)	4,241,699	(2,287,659)	$54,432,971	$(28,459,632)

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the

44	Sanford C. Bernstein Fund II, Inc.

participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2024.

NOTE 8.	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

2024 Semi-Annual Report	45

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Garry Moody*

Chairman

Jorge A. Bermudez*

Director

Michael J. Downey*

Director

Onur Erzan

Chief Executive Officer

Nancy P. Jacklin*

Director

Jeanette W. Loeb*

Director

Carol C. McMullen*

Director

Marshall C. Turner, Jr.*+

Director

Emilie D. Wrapp,

Advisory Board Member

OFFICERS

Michael Canter**

Vice President

Matthew S. Sheridan**

Vice President

Serena Zhou**

Vice President

Nancy E. Hay

Secretary

Michael B. Reyes

Senior Vice President

Stephen M. Woetzel

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Jennifer Friedland

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Manhattan West

New York, NY 10001

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

DISTRIBUTOR

Bernstein Institutional Services LLC

1345 Avenue of the Americas

New York, NY 10105

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

*	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.
**	The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed-Income Team. Ms. Zhou, Messrs. Canter and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.
+	Mr. Turner is expected to retire effective December 31, 2024.

46	Sanford C. Bernstein Fund II, Inc.

Operation and Effectiveness of the Portfolio’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

2024 Semi-Annual Report	47

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the

48	Sanford C. Bernstein Fund II, Inc.

profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. They also noted the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the

2024 Semi-Annual Report	49

greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was equal to a median. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

50	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-2038-0324

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: May 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: May 27, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: May 27, 2024